UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2016

ITRONICS INC.

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                                                                                    Texas                                                                                   33-18582                                                            75-2198369

                                                                    (State or other jurisdiction                                                                (Commission File                                                     (IRS Employer

                                                                          of incorporation)                                                                               Number)                                                         Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada                    89509

                 (Address of Principal Executive Offices)                                           Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

On September 13, 2016 the Company announced its unaudited consolidated revenues for the three and six months ended June 30, 2016. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibits:

99.1 Press Release dated September 13, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: September 15, 2016                                                                                                                                                  By: /S/ John W. Whitney

                                                                                                                                                                                                John W. Whitney

                                                                                                                                                                                                President, Treasurer and Director

                                                                                                                                                                                                (Principal Executive and Financial

                                                                                                                                                                                                Officer)